Exhibit 10.1

AMENDMENT AGREEMENT

This amendment agreement (the “Amendment”) is dated January 15, 2021 and is made and entered into by and among:

THE UNDERSIGNED:

1.
TRANSTREND B.V., a limited liability company, incorporated under the laws of the Netherlands, with its principal place of business at Weena 723, Unit C5.070, 3013 AM Rotterdam, the Netherlands (the “Trading Advisor”);

2.	CMF TT II, LLC, a Delaware limited liability company (the “Trading Company”); and

3.	CERES MANAGED FUTURES LLC, a Delaware limited liability company (the “Trading Manager”).

The Trading Advisor, the Trading Company and the Trading Manager are hereinafter individually also referred to as “Party” and collectively as “Parties”.

WHEREAS, the Parties have concluded that certain amended and restated advisory agreement, including the Exhibits attached thereto, dated effective as of November 1, 2015, as amended (the “Agreement”), of which this Amendment shall form an inseparable part;

WHEREAS, the Parties wish to amend Section 5(a)(ii) of the Agreement to reduce the monthly incentive fee with effect from January 1, 2021;

WHEREAS, pursuant to Section 14 of the Agreement, the Agreement may not be amended except by the written consent of the Parties; and

WHEREAS, the Parties desire to enter into this Amendment in order to amend the Agreement to reflect the aforementioned.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby confirmed, the Parties agree as follows:

1. Interpretation

Capitalized and other defined terms used in this Amendment and not otherwise expressly defined herein shall have the same respective meanings as set forth in the Agreement. In the event of any inconsistency between this Amendment and the Agreement, the terms of this Amendment shall prevail.

2. Amendment

(a) Section 5(a)(ii) of the Agreement, stating:

“(ii) The Trading Company shall pay the Trading Advisor an incentive fee equal to 20% of the “New Trading Profit” (as defined in Section 5(d) hereof) in each capital account of the Members in the Trading Company (the “Capital Account”) that shall accrue monthly, effective January 1, 2016, but is not payable until the end of each calendar half year (the “Incentive Fee”). The Incentive Fee is payable within 30 Business Days of the end of the calendar half year for which it was calculated.”

is hereby deleted and replaced by a new Section 5(a)(ii) of the Agreement, reading as follows:

“(ii) The Trading Company shall pay the Trading Advisor an incentive fee equal to 16% of the “New Trading Profit” (as defined in Section 5(d) hereof) in each capital account of the Members in the Trading Company (the “Capital Account”) that shall accrue monthly, effective January 1, 2021, but is not payable until the end of each calendar half year (the “Incentive Fee”). The Incentive Fee is payable within 30 Business Days of the end of the calendar half year for which it was calculated.”

3. Representations

Each Party represents to the other Parties that this Amendment has been duly and validly executed, delivered and entered into by it and that this Amendment constitutes a valid and binding agreement of it enforceable against it in accordance with its terms.

4. Full Force and Effect

Except unless, and to the extent where, expressly stated otherwise in this Amendment, the Agreement shall remain in full force and effect.

5. Counterparts; Valid Agreement

This Amendment may be executed by the Parties in one or more counterparts, each of which when so executed and delivered shall be deemed an original amendment agreement, and all of which together shall constitute one and the same instrument. This Amendment may be executed and delivered either in hard copy originals or in scanned copies which in either case shall constitute a valid amendment agreement among the Parties. Any signature on the signature page of this Amendment may be an original, a fax or electronically transmitted signature or may be executed by applying an electronic signature using DocuSign© or, if agreed to by the Parties, any other similar program.

6. Governing Law

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the Parties have executed this Amendment on the respective dates set forth below.

CMF TT II, LLC
By Ceres Managed Futures LLC
Trading Manager

/s/ Patrick T. Egan
Name:   Patrick T. Egan
Title:      President and Director--Ceres Managed Futures LLC
Date:      January 15, 2021

CERES MANAGED FUTURES LLC

/s/ Patrick T. Egan
Name:   Patrick T. Egan
Title:      President and Director
Date:      January 15, 2021

TRANSTREND B.V.

/s/ J.P.A. van den Broek	/s/ A.P. Honig
Name: J.P.A. van den Broek	Name: A.P. Honig
Title: Managing Director	Title: Executive Director
Date: January 18, 2021	Date: January 18, 2021
Place: Rotterdam, the Netherlands	Place: Rotterdam, the Netherlands